Supplement dated September 29, 2023 to the Wilmington Funds (the “Trust”) Prospectus dated August 31, 2023 (the “Prospectus”)
Effective September 29, 2023 the information in the Prospectus with respect to the Wilmington International Fund will be amended, supplemented, or replaced as follows:
Changes to Sub‑Advisors to the Wilmington International Fund (the “International Fund”)
Effective on or about September 29, 2023, Wellington Management Company LLP (“Wellington”) will be added as a sub‑advisor to the International Fund. In addition, AXA Investment Managers US Inc. (“AXA IM US Inc.”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), Parametric Portfolio Associates LLC (“Parametric”) and Schroder Investment Management North America Inc. (“Schroders”) will be removed as sub‑advisors to the Fund. Accordingly, effective on or about September 29, 2023, all references to AXA IM US Inc., Berenberg, Nikko, Parametric (with respect to the International Fund only) and Schroders and its portfolio management team with respect to the Fund, in the Prospectus are hereby deleted. Parametric remains as a sub‑advisor to the Wilmington Real Asset Fund.
The following amends and replaces information in the sub-section entitled “Fees and Expenses” on page 4 of the Prospectus:
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee(1)	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.46%	0.21%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.51%	1.01%
Fee Waivers and/or Expense Reimbursements(2)	-0.41%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.10%	0.85%

(1)	Restated to reflect current management fees.
(2)
The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A and Class I Shares will not exceed 1.08% and 0.83%, respectively, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest. This waiver may be amended or withdrawn after September 30, 2024, or with the agreement of the Fund’s Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund’s Class A and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming Redemption	$656	$963	$1,292	$2,219
Class I
Expenses assuming Redemption	$87	$306	$542	$1,222
The following amends and replaces information in the sub‑section entitled “Principal Investment Strategies of the Fund” and “Principal Investment Strategies of the Fund” on pages 4 and 5 of the Prospectus:
Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment goal by investing, under normal circumstances, at least 80% of the value of its net assets in a diversified portfolio of foreign securities including those domiciled in emerging markets. The Fund may invest in common stocks, preferred shares, depositary receipts, equity-linked instruments of all capitalizations, and exchange-traded funds (“ETFs”). The Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International All Country World Index ex US (“MSCI ACWI ex‑US Net”) Index, the benchmark against which the Fund measures the performance of its portfolio.
Subject to the oversight of the Board, Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) seeks to achieve the Fund’s investment goal by retaining Wellington Management Company LLP (“Wellington”) to manage the Fund’s assets. The Advisor also engages Wilmington Trust Investment Advisors, Inc.(“WTIA”) to oversee Wellington, to monitor portfolio risk and, on a discretionary basis, to develop strategic exposure objectives and risk parameters for the Fund based on considerations such as macroeconomic outlook, relative valuation levels and volatility in the markets, market flows and market liquidity, and information relating to business cycles, as well as input from Wellington.
Based on the strategic exposure objectives and risk parameters established by WTIA, Wellington constructs an actively managed, diversified portfolio of foreign equity securities. Based on the objectives and parameters developed by WTIA, Wellington will allocate and reallocate the portfolio among a selection of independent equity management teams within Wellington. Each team pursues its own investment strategy or style, such as geography/region, growth/value, market capitalization, event-driven, economic sector, industry, or valuation measure.
In combining equity management teams and strategies, Wellington uses a number of proprietary analytical tools, including market environments analysis, extreme events analysis, stress testing, and simulation analysis. Through the strategy selection process, Wellington seeks to construct a Fund comprised of a diversified group of long-only equity strategies with differing investment approaches that provides an overall exposure, consistent with WTIA’s exposure objectives and risk parameters, comparable to the broader equity market and that reduces exposure to the risks typically associated with any single investment approach. The underlying Wellington equity management teams have complete discretion and responsibility for security selection and portfolio construction decisions within their respective portions of the Fund’s portfolio within the constraints of the Fund’s investment goal, strategies and restrictions. The Fund may engage in active and frequent trading as part of its principal investment strategy.
Principal Risks of Investing in the Fund
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance and increasing the amount of taxes that you pay).

•
Asset Allocation Risk. The Subadvisor’s asset allocation decisions among various component strategies of the Fund may not anticipate market trends successfully. The Subadvisor may make less than optimal or poor asset allocation decisions. The Subadvisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•
Company Size Risk. The Fund can invest in stocks of companies of all capitalizations. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•
Country or Sector Risk. Investments in particular sectors or countries may be more volatile than the overall equity or fixed-income markets. Therefore, if the Fund emphasizes one or more industries, economic sectors or countries, it may be more susceptible to financial, market, political or economic events affecting the particular issuers, industries and countries participating in such sectors than funds that do not emphasize particular industries sectors or countries.

•	Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

•
Emerging Market Countries Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investing Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited.

•
Exchange Traded Funds (“ETFs”) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•
Foreign Investing Risk. Certain types of risk may be more prevalent in foreign equity markets than in the U.S. equity market. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular in emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses. Additionally, management treatment of shareholders, accounting standards and regulatory practice can vary across markets.

•
Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. When used for hedging purposes, forward foreign currency exchange contracts may reduce the risk of a loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•
Information Risk. When the quantitative analytical tools (“Tools”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not produce the desired results and the Fund may realize losses.

•
Market Risk. There is a risk that the value of the Fund’s investments may decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

•
Preferred Stocks Risk. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

•
Style/Multi-Manager Risk. The Fund maintains a style blend. However, it may underperform when markets favor one style over a prolonged time period. The investment styles employed by sub‑advisors may not be complementary. The multi- manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The following amends and replaces information in the sub‑section entitled “Investment Sub‑Advisors” on page 7 of the Prospectus:
Investment Sub‑Advisors
Principal Sub‑Advisor – Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Other Sub‑Advisor – Wellington Management Company LLP (“Wellington”)

Portfolio Managers	Title	Service Date (with the Fund)
Matthew D. Glaser	Executive Vice President and Head of Equity and Non‑Traditional Investments at WTIA	2016
Allen E. Choinski, CFA	Senior Vice President and Portfolio Manager at WTIA	2022
Sean Jenkins	Senior Vice President and Portfolio Manager at WTIA	2023
Veenu Ramchandani, CFA	Portfolio Manager at Wellington	2023
The following amends and replaces information in the sub‑section entitled “Principal Investment Strategies of the Fund”, and “Principal Risks of Investing in the Fund” on page 45 of the Prospectus:
Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment goal by investing, under normal circumstances, at least 80% of the value of its net assets in a diversified portfolio of foreign securities including those domiciled in emerging markets. The Fund may invest in common stocks, preferred shares, depositary receipts, equity-linked instruments of all capitalizations, and exchange-traded funds (“ETFs”). The Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International All Country World Index ex US (“MSCI ACWI ex‑US Net”) Index, the benchmark against which the Fund measures the performance of its portfolio.
Subject to the oversight of the Board, Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) seeks to achieve the Fund’s investment goal by retaining Wellington Management Company LLP (“Wellington”) to manage the Fund’s assets. The Advisor also engages Wilmington Trust Investment Advisors, Inc.(“WTIA”) to oversee Wellington, to monitor portfolio risk and, on a discretionary basis, to develop strategic exposure objectives and risk parameters for the Fund based on considerations such as macroeconomic outlook, relative valuation levels and volatility in the markets, market flows and market liquidity, and information relating to business cycles, as well as input from Wellington.
Based on the strategic exposure objectives and risk parameters established by WTIA, Wellington constructs an actively managed, diversified portfolio of foreign equity securities. Based on the objectives and parameters developed by WTIA, Wellington will allocate and reallocate the portfolio among a selection of independent equity management teams within Wellington. Each team pursues its own investment strategy or style, such as geography/region, growth/value, market capitalization, event-driven, economic sector, industry, or valuation measure.
In combining equity management teams and strategies, Wellington uses a number of proprietary analytical tools, including market environments analysis, extreme events analysis, stress testing, and simulation analysis. Through the strategy selection process, Wellington seeks to construct a Fund comprised of a diversified group of long-only equity strategies with differing investment approaches that provides an overall exposure, consistent with WTIA’s exposure objectives and risk parameters, comparable to the broader equity market and that reduces exposure to the risks typically associated with any single investment approach. The underlying Wellington equity management teams have complete discretion and responsibility for security selection and portfolio construction decisions within their respective portions of the Fund’s portfolio within the constraints of the Fund’s investment goal, strategies and restrictions. The Fund may engage in active and frequent trading as part of its principal investment strategy.

Principal Risks of Investing in the Fund
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk

•	Asset Allocation Risk

•	Company Size Risk

•	Country or Sector Risk

•	Currency Risk

•	Emerging Market Countries Risk

•	Exchange Traded Funds (“ETFs”) Risk

•	Foreign Investing Risks

•	Forward Currency Exchange Contract Risk

•	Growth Investing Risk

•	Information Risk

•	Market Risk

•	Preferred Stocks Risk

•	Stock Market Risk

•	Style/Multi-Manager Risk

•	Value Investing Risk
The following information amends and replaces certain information on page 71 of the Prospectus under the sub‑section entitled “Sub‑Advisors” for the Fund:
Parametric Portfolio Associates LLC (“Parametric”) sub‑advises a portion of the Real Asset Fund. Parametric is a registered investment advisor with its principal executive office located at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104. As of June 30, 2023, Parametric had assets under management of approximately $439.2 billion.
Wellington Management Company LLP (“Wellington”) sub‑advises the Global Alpha Equities Fund and the International Fund. Wellington is a registered investment advisor under the Advisers Act, with its principal executive office located at 280 Congress Street, Boston, MA 02210. As of June 30, 2023, Wellington had global assets under management of $1.2 trillion.
The references to AXA IM US, Inc., Berenberg, Nikko and Schroders on page 71 are hereby deleted.
The following amends and replaces certain information on pages 71‑72 of the Prospectus under the sub‑section entitled “Portfolio Manager Responsibilities” for the Fund:
International Fund – Matthew D. Glaser, Allen E. Choinski, CFA, and Sean Jenkins are responsible for the management of the International Fund. Veenu Ramchandani, CFA, is responsible for the day‑to‑day management of the strategies implemented by Wellington. Wellington decides on capitalization weightings, purchase and sales, and decides on sector and capitalization weightings for the strategies they manage.

The following information is added to pages 72‑75 of the Prospectus under the sub‑section entitled “Portfolio Manager Biographies”
Veenu Ramchandani, CFA, is a Vice President and Portfolio Manager at Wellington. As Portfolio Manager, Ms. Ramchandani manages multi-manager solutions and conducts original research on factor investing, risk management, manager evaluation, and portfolio construction. She also contributes to the firm’s manager research platform, analyzing key investment trends across the firm’s equity strategies. Prior to joining Wellington in 2022, Ms. Ramchandani worked as a senior investment manager at Abu Dhabi Investment Authority (2016 – 2021). Before that, she held a variety of roles at Goldman Sachs Asset Management (2006 – 2016). She earned her BSc in mathematics and economics from the London School of Economics and Political Science (2006). Ms. Ramchandani holds the Chartered Financial Analyst designation and is a member of the CFA Institute.
All references to AXA IM US, Inc., Berenberg, Nikko, Parametric (with respect to the International Fund only) and Schroders and their portfolio managers’ biographies on pages 72‑75 are hereby deleted.
Please keep this Supplement for future reference.

Supplement dated September 29, 2023 to the Wilmington Funds (the “Trust”) Statement of
Additional Information dated August 31, 2023 (the “SAI”)
Effective September 29, 2023, the information in the SAI with respect to the Wilmington International Fund will be amended, supplemented or replaced as follows:
Wilmington International Fund (the “Fund”)
Effective on or about September 29, 2023, Wellington Management Company LLP (“Wellington”) will be added as a sub‑advisor to the Fund. In addition, AXA Investment Managers US Ince. (“AXA IM US Inc.”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), Parametric Portfolio Associates LLC (“Parametric”) and Schroder Investment Management North America Inc. (“Schroders”) will be removed as a sub‑advisors to the Fund. Accordingly, effective on or about September 29, 2023, all references to AXA IM US Inc., Berenberg, Nikko, Parametric (with respect to the International Fund only) and Schroders and its portfolio management team with respect to the Fund, in the SAI are hereby deleted. Parametric will still remain a sub‑advisor to the Wilmington Real Asset Fund.
The following amends and replaces the information pertaining to the Fund on page 18 of the SAI:
Currency-Related Derivatives and Other Financial Instruments
The Global Alpha Equities Fund and International Fund (the “Funds”) may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over‑the‑counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.
The Funds’ dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Funds, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Funds may participate in Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Funds may be able to protect themselves against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Funds may use Position Hedging when the investment advisor or a sub‑advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. The Funds may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.
The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.
The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expects to have portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging (“Proxy Hedging”). Proxy Hedging is often used when the currency to which the Funds’ portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy Hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Funds’ portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Funds’ securities denominated in linked currencies.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Funds are engaging in Proxy Hedging. If the Funds enters into a currency hedging transaction, the Funds will “cover” their position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.
Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to the Funds if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
The Funds may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two‑party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The Funds may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.
The following amends and replaces the information pertaining to the Fund on page 22 of the SAI:
Healthcare Securities
The Global Alpha Equities Fund and International Fund may invest directly and indirectly in companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. These healthcare companies may also include investment companies, including exchange traded funds that invest in healthcare companies.
The following amends and replaces certain information in the sub-sections entitled, “Investment Advisor” on pages 70 of the SAI:
WFMC has contractually agreed to waive a portion of its advisory fees or reimburse expenses to the extent that the expenses of a Fund (excluding dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest), expressed as an annualized percentage of average daily net assets, do not exceed the expense limitations set forth below.

Fund	EXPENSE LIMITATION
	Class A	Class I	TERMINATION DATE
International Fund	1.08%	0.83%	September 30, 2024
The following amends and replaces the information pertaining to the Fund on page 71 of the SAI:
INTERNATIONAL FUND
Each of WTIA and Wellington Management Company LLP (“Wellington”) act as sub‑advisors to the International Fund.
Wellington is located at 280 Congress Street, Boston, Massachusetts 02210.
The Fund is directly responsible for paying Wellington the following sub‑advisory fee as a percentage of average daily net assets allocated to and managed by Wellington:
0.33% on all assets under management.
Of the 0.78% management fee disclosed in the Fund’s fee table in the prospectus, 0.33% can be attributed to Wellington who assists WFMC and WTIA in managing the Fund’s assets.
The following amends and replaces certain information in the sub‑sections entitled, “Portfolio Managers” on pages 77‑83 of the SAI where all references to AXA Investment Managers US Inc., Berenberg Asset Management LLC, Nikko Asset Management Americas, Inc. and Schroder Investment Management North America In. are removed and replaced with reference to the information for Wellington Management Company. Parametric

Portfolio Associates, LLC will remain a sub‑advisor of the Real Asset Fund but is removed for the International Fund:
INTERNATIONAL FUND
WELLINGTON MANAGEMENT COMPANY (“Wellington”)
OTHER ACCOUNTS MANAGED (AS OF AUGUST 31, 2023)

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Advisory Fee (millions)
Veenu Ramchandani
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$880	0	$0
Other Accounts	2	$879	0	$0
Dollar value range of shares owned in the International Fund: None.
Compensation Structure (Wellington)
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management, WFMC and the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of April 30, 2023.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day‑to‑day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.
Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre‑tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees. Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Wilmington International Fund	MSCI ACWI ex US Index
Conflicts of Interest (Wellington)
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day‑to‑day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Wilmington International Fund (the “Fund”), based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund. A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.
For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Ms. Ramchandani may also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Sub‑advisor to Wilmington Global Alpha Equities Fund and International Fund
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
The following amends and replaces certain information on page in the sub‑section entitled, “Fees Paid by the Funds for Services” and the sub‑sub‑section “International Fund” on page 97 of the SAI:
International Fund
The following table shows the amount of fees paid for advisory and sub‑advisory services, net of any fee waivers or reimbursements, for the years or period indicated:

Advisor and Sub‑advisors	Fiscal Year Ended April 30, 2023		Fiscal Year Ended April 30, 2022		Fiscal Year Ended April 30, 2021
WFMC		$1,721,794		$2,211,389		$1,762,538
Allianz*		$16,719		$600,041		$433,816
AXA IM US Inc.		$232,436		$369,497		$371,158
Berenberg		$124,013		$154,132		$165,686
Nikko		$336,484		$416,878		$387,929
Parametric**		$199,813		$—		$—
Schroders Wellington***	$ $	755,361 —	$ $	971,391 —	$ $	931,720 —

*	Sub‑Advisor terminated June 30, 2022
**	Sub‑Advisor added June 30, 2022
***	Sub‑Advisor added September 29, 2023
The following table shows the amount of fees waived for the years or period indicated:

Advisor and Sub‑advisors	Fiscal Year Ended April 30, 2023	Fiscal Year Ended April 30, 2022	Fiscal Year Ended April 30, 2021
WFMC	$682,350	$948,058	$1,045,342
Allianz*	$27,053	$—	$—
AXA IM US Inc.	$—	$—	$—
Berenberg	$—	$—	—
Nikko	$—	$—	—
Parametric**	$37,778	$—	—
Schroders	$—	$—	—
Wellington***	$—	$—	$—

*	Sub‑Advisor terminated June 30, 2022
**	Sub‑Advisor added June 30, 2022
***	Sub‑Advisor added Septembe 29, 2023

The following amends and replaces the “Addresses” information pertaining to Sub‑Advisors to the Fund in the SAI:
Sub‑advisor to Wilmington International Fund
Wellington Capital Management LLP
280 Congress Street
Boston, Massachusetts 02210
All references to AXA Investment Managers US, Inc., Berenberg Asset Management LLC, Nikko Asset Management Americas, Inc., Parametric Portfolio Associates LLC (with respect to the International Fund only) and Schroder Investment Management North America Inc. in the “Addresses” section of the SAI are hereby deleted.
Please keep this Supplement for future reference.